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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 21, 1997


                              DEL WEBB CORPORATION


         DELAWARE                    1-4785                   86-0077724
(STATE OR OTHER JURISDICTION                               (I.R.S. EMPLOYER
      OF INCORPORATION         (COMMISSION FILE NUMBER   IDENTIFICATION NUMBER)



    6001 NORTH 24TH STREET
    PHOENIX, ARIZONA                                                 85016
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (602) 808-8000



                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.   Other Events

             Exhibit 1.1 hereto is the Indenture dated as of January 21, 1997 between Del Webb Corporation and State Street Bank and Trust Company, as Trustee.

Item 7.   Financial Statements and Exhibits.

        Exhibits
        --------

          1.1 Indenture dated as of January 21, 1997 between Del Webb Corporation and State Street Bank and Trust Company, as Trustee.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DEL WEBB CORPORATION


                                         By:    /s/ ROBERTSON C. JONES
                                             ----------------------------------
                                                    Robertson C. Jones
                                             Vice President and General Counsel


January 21, 1997

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                                 EXHIBIT INDEX



                                                                SEQUENTIALLY
EXHIBIT NO.                     DESCRIPTION                     NUMBERED PAGE
-----------                     -----------                     -------------
   1.1         Indenture dated January 21, 1997 between               5
               Del Webb Corporation and State Street Bank
               and Trust Company, as Trustee.






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